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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                          reported): January 27, 2006


                         GS Mortgage Securities Corp.
      (as depositor for the GSAA Home Equity Trust 2006-1 formed pursuant to a Master Servicing and Trust Agreement, relating to the GSAA Home Equity
            Trust 2006-1, Asset-Backed Certificates, Series 2006-1)
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                     333-120274                13-3387389
----------------------------    -----------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)

     85 Broad Street, New York, New York                          10004
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  (Address of Principal Executive Offices)                      (Zip Code)


                                (212) 902-1000
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.

Item 8.01.  Other Events.

      On January 27, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of January 1, 2006 (the "Trust Agreement"), among the Company, as depositor, Deutsche Bank National Trust Company and JPMorgan Chase Bank, National Association, as custodians, JPMorgan Chase Bank, National Association, as master servicer (in such capacity, the "Master Servicer") and securities administrator and U.S. Bank National Association, as trustee (in such capacity, the "Trustee") of GSAA Home Equity Trust 2006-1, Asset-Backed Certificates, Series 2006-1 (the "Certificates"), issued in fourteen classes. The Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2, Class B-3, Class R-1 and Class R-2 Certificates, with an aggregate scheduled principal balance as of January 1, 2006 of $906,241,200 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of January 26, 2006, by and between the Company and the Underwriter. The Trust Agreement is annexed hereto as Exhibit 99.1.

      On January 27, 2006, GSAA Home Equity Trust 2006-1 (the "Trust") entered into one interest swap agreement with Goldman Sachs Mitsui Marine Derivative Products, L.P. (the "Swap Agreement"), with Schedule and Confirmation thereto. The Swap Agreement is annexed hereto as Exhibit 99.2.

      On January 27, 2006, the Company entered into an Assignment Agreement (the "Countrywide Step 1 Assignment Agreement") dated as of January 27, 2006, among Countrywide Home Loans, Inc. ("Countrywide"), Countrywide Home Loans Servicing LP ("Countrywide Servicing"), the Company and Goldman Sachs Mortgage Company ("GSMC"). The Countrywide Step 1 Assignment Agreement is annexed hereto as Exhibit 99.3.

      On January 27, 2006, the Company entered into an Assignment Agreement (the "Countrywide Step 2 Assignment Agreement") dated as of January 27, 2006, among the Company, Countrywide, Countrywide Servicing, the Trustee and the Master Servicer. The Countrywide Step 2 Assignment Agreement is annexed hereto as Exhibit 99.4.

      On January 27, 2006, the Company entered into an Assignment Agreement (the "PHH Step 1 Assignment Agreement") dated as of January 27, 2006, among PHH Mortgage Corporation ("PHH"), Bishop's Gate Residential Mortgage Trust ("Bishop's Gate" and together with PHH, the "PHH Sellers"), the Company and GSMC. The PHH Step 1 Assignment Agreement is annexed hereto as Exhibit 99.5.

      On January 27, 2006, the Company entered into an Assignment Agreement (the "PHH Step 2 Assignment Agreement") dated as of January 27, 2006, among the Company, the PHH Sellers, the Trustee and the Master Servicer. The PHH Step 2 Assignment Agreement is annexed hereto as Exhibit 99.6.

      On January 27, 2006, the Company entered into an Assignment Agreement (the "SunTrust Step 1 Assignment Agreement") dated as of January 27, 2006, among SunTrust

Mortgage, Inc. ("SunTrust"), the Company and GSMC. The SunTrust Step 1 Assignment Agreement is annexed hereto as Exhibit 99.7.

      On January 27, 2006, the Company entered into an Assignment Agreement (the "SunTrust Step 2 Assignment Agreement") dated as of January 27, 2006, among the Company, SunTrust, the Trustee and the Master Servicer. The SunTrust Step 2 Assignment Agreement is annexed hereto as Exhibit 99.8.

      On January 27, 2006, the Company entered into an Assignment Agreement (the "GreenPoint Step 1 Assignment Agreement") dated as of January 27, 2006, among GreenPoint Mortgage Funding, Inc. ("GreenPoint"), the Company and GSMC. The GreenPoint Step 1 Assignment Agreement is annexed hereto as Exhibit 99.9.

      On January 27, 2006, the Company entered into an Assignment Agreement (the "GreenPoint Step 2 Assignment Agreement") dated as of January 27, 2006, among the Company, GreenPoint, the Trustee and the Master Servicer. The GreenPoint Step 2 Assignment Agreement is annexed hereto as Exhibit 99.10.

      On January 27, 2006, the Company entered into an Assignment Agreement (the "Goldman Conduit Step 1 Assignment Agreement") dated as of January 27, 2006, among Countrywide Servicing, the Company and GSMC. The Goldman Conduit Step 1 Assignment Agreement is annexed hereto as Exhibit 99.11.

      On January 27, 2006, the Company entered into an Assignment Agreement (the "Goldman Conduit Step 2 Assignment Agreement") dated as of January 27, 2006, among the Company, Countrywide Servicing, the Trustee and the Master Servicer. The Goldman Conduit Step 2 Assignment Agreement is annexed hereto as
Exhibit 99.12.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.

      This amendment on Form 8-K/A amends and supersedes in its entirety the Form 8-K/A of GS Mortgage Securities Corp. previously filed on February 14, 2006 (Accession No. 0000905148-06-001326).

Section 9  Financial Statements and Exhibits.

Item 9.01  Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired:

      Not applicable.

(b)   Pro forma financial information:

      Not applicable.

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(c) Exhibits:                                                            Page:
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Exhibit 99.1      Master Servicing and Trust Agreement, dated as of January 1,
                  2006, among GS Mortgage Securities Corp., as depositor, Deutsche Bank National Trust Company and JPMorgan Chase
                  Bank, National Association, as custodians, JPMorgan Chase Bank, National Association, as Master Servicer, securities administrator and U.S. Bank National Association, as
                  Trustee.

Exhibit 99.2 Swap Agreement, dated as of January 27, 2006, between the Trust and Goldman Sachs Mitsui Marine Derivative Products, L.P., with Schedule and Confirmation thereto.

Exhibit 99.3 Countrywide Step 1 Assignment Agreement, dated as of January 27, 2006, among Countrywide, Countrywide Servicing, the Company and GSMC.

Exhibit 99.4 Countrywide Step 2 Assignment Agreement, dated as of January 27, 2006, among the Company, Countrywide, Countrywide Servicing, the Trustee and the Master Servicer.

Exhibit 99.5 PHH Step 1 Assignment Agreement, dated as of January 27, 2006, among the PHH Sellers, the Company, the Trustee and the Master Servicer.

Exhibit 99.6 PHH Step 2 Assignment Agreement, dated as of January 27, 2006, among the Company, the PHH Sellers, the Trustee and the Master Servicer.

Exhibit 99.7 SunTrust Step 1 Assignment Agreement, dated as of January 27, 2006, among SunTrust, the Company and GSMC.

Exhibit 99.8 SunTrust Step 2 Assignment Agreement, dated as of January 27, 2006, among the Company, SunTrust, the Trustee and the Master Servicer.

Exhibit 99.9 GreenPoint Step 1 Assignment Agreement, dated as of January 27, 2006, among GreenPoint, the Company and GSMC.

Exhibit 99.10 GreenPoint Step 2 Assignment Agreement, dated as of January 27, 2006, among the Company, GreenPoint, the Trustee and the Master Servicer.

Exhibit 99.11 Goldman Conduit Step 1 Assignment Agreement, dated as of January 27, 2006, among the Company, Countrywide Servicing and GSMC.

Exhibit 99.12 Goldman Conduit Step 2 Assignment Agreement, dated as of January 27, 2006, among the Company, Countrywide Servicing, the Trustee and the Master Servicer.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   May 17, 2006


                                                 GS MORTGAGE SECURITIES CORP.



                                                 By:  /s/ Michelle Gill
                                                     --------------------------
                                                     Name:  Michelle Gill
                                                     Title: Vice President

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                                 Exhibit Index

Item 601(a) of                    Description                                     Paper (P) or
Regulation S-K                    -----------                                     Electronic (E)
--------------                                                                    --------------
    99.1            Master Servicing and Trust Agreement, dated as of January          E
                    1, 2006, among GS Mortgage Securities Corp., as depositor,
                    Deutsche Bank National Trust Company and JPMorgan Chase
                    Bank, National Association, as custodians, JPMorgan Chase
                    Bank, National Association, as Master Servicer, securities administrator and U.S. Bank National Association, as
                    Trustee.
    99.2            Swap Agreement, dated as of January 27, 2006, between the          E
                    Trust and Goldman Sachs Mitsui Marine Derivative Products,
                    L.P., with Schedule and Confirmation thereto.
    99.3            Countrywide Step 1 Assignment Agreement, dated as of               E
                    January 27, 2006, E among Countrywide, Countrywide
                    Servicing, the Company and GSMC.
    99.4            Countrywide Step 2 Assignment Agreement, dated as of               E
                    January 27, 2006, among the Company, Countrywide,
                    Countrywide Servicing, the Trustee and the Master
                    Servicer.
    99.5            PHH Step 1 Assignment Agreement, dated as of January 27,           E
                    2006, among the PHH Sellers, the Company, the Trustee and
                    the Master Servicer.
    99.6            PHH Step 2 Assignment Agreement, dated as of January 27,           E
                    2006, among the Company, the PHH Sellers, the Trustee and
                    the Master Servicer.
    99.7            SunTrust Step 1 Assignment Agreement, dated as of January          E
                    27, 2006, among SunTrust, the Company and GSMC.
    99.8            SunTrust Step 2 Assignment Agreement, dated as of January
                    27, 2006, E among the Company, SunTrust, the Trustee and
                    the Master Servicer.
    99.9            GreenPoint Step 1 Assignment Agreement, dated as of                E
                    January 27, 2006, among GreenPoint, the Company and GSMC.
    99.10           GreenPoint Step 2 Assignment Agreement, dated as of                E
                    January 27, 2006, E among the Company, GreenPoint, the
                    Trustee and the Master Servicer.
    99.11           Goldman Conduit Step 1 Assignment Agreement, dated as of           E
                    January 27, 2006, among the Company, Countrywide Servicing and GSMC.
    99.12           Goldman Conduit Step 2 Assignment Agreement, dated as of           E
                    January 27, 2006, among the Company, Countrywide
                    Servicing, the Trustee and the Master Servicer.